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                            PRIDE INTERNATIONAL, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 12, 2001

         The undersigned shareholder hereby appoints PAUL A. BRAGG and ROBERT W. RANDALL, and each of them, with full power of substitution and with discretionary authority, the attorneys of the undersigned to vote all shares registered in the name of the undersigned at the Special Meeting of Shareholders of Pride International, Inc. ("Pride") to be held on September 12, 2001, at 9:00 a.m., at the St. Regis, 1919 Briar Oaks Lane, Houston, Texas or at any adjournment or postponement thereof, with respect to the proposals to approve the issuance of shares of Pride common stock in the Marine merger and to approve the Agreement and Plan of Merger, dated as of May 23, 2001, and the reincorporation in Delaware, and all other matters which may come before the special meeting or any adjournment or postponement thereof.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSALS. THE BOARD OF DIRECTORS OF PRIDE RECOMMENDS A VOTE FOR THE PROPOSALS.



      IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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                              FOLD AND DETACH HERE


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2

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[X]  PLEASE MARK YOUR
     VOTE AS IN THIS
     EXAMPLE.
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                                                 FOR       AGAINST       ABSTAIN
1.  Approval of the issuance of Pride
    common stock in Marine merger.               [ ]         [ ]            [ ]


2.  Approval of the Agreement and Plan
    of Merger, dated as of May 23, 2001,
    and the reincorporation in Delaware.         [ ]         [ ]            [ ]





Signature______________________________________________  Date: ___________, 2001
Sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, officer, administrator, trustee, or guardian, please give full title as such.


                                   PLEASE VOTE